Earnings Per Share	9 Months Ended
Sep. 30, 2024
Earnings per share [abstract]
Earnings Per Share	Earnings Per Share
Basic earnings per share ("EPS") is based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share is based upon the weighted average number of common shares outstanding during the period assuming the issuance of common shares for all potentially dilutive common shares outstanding.
The following table sets forth the computation of basic and diluted earnings per share:

	Three Months Ended September 30		Nine Months Ended September 30
	2024	2023	2024	2023
Net income attributable to equity shareholders of the Company	$177	$249	$465	$743

Weighted average shares outstanding:
Basic	552	553	554	552
Diluted	555	556	557	556

Total basic and diluted EPS attributable to equity shareholders:
Basic	$0.32	$0.45	$0.84	$1.35
Diluted	$0.32	$0.45	$0.83	$1.34